SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                             Filed by the Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

IBERIABANK Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2.	Form, Schedule or Registration Statement No.:
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	4.	Date Filed:

IBERIABANK CORPORATION

200 West Congress Street

Lafayette, Louisiana 70501

April 16, 2014

Dear Shareholder:

Recently IBERIABANK Corporation mailed our Annual Meeting proxy materials. Due to a production error, the proxy statement and the enclosed proxy card both disclosed an incorrect Internet voting website. We sincerely apologize for this error. Contained in this package is a supplement to the proxy statement and corrected proxy card that is to be used as a substitute.

Again, we greatly regret this error. If you have any questions, please call (337) 521-4788.

Thank you.

Daryl G. Byrd

President and Chief Executive Officer

IBERIABANK CORPORATION

200 West Congress Street

Lafayette, Louisiana 70501

SUPPLEMENT TO PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 5, 2014

This supplement to proxy statement (the “Supplement”) amends and supplements the definitive proxy statement, dated April 7, 2014 (the “Proxy Statement”), filed by IBERIABANK Corporation (the “Company”) with the Securities and Exchange Commission on April 7, 2014. Except as described in this Supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, you should rely on the information in this Supplement.

Internet Voting

Due to a production error, both the Proxy Statement and the enclosed proxy card disclosed an incorrect Internet voting website. To vote by proxy on the Internet, go to https://rtcoproxy.com/ibkc to complete an electronic proxy card. You will need the 9-digit Control Number indicated on the enclosed corrected proxy card. You may vote on the Internet any time prior to 3:00 a.m., Eastern Time, on May 5, 2014.

Voting by Telephone or Mail – No action may be necessary

If you previously voted by telephone or executed and mailed the proxy card previously provided, you need take no action unless you decide to change your vote or revoke your proxy.

Important Notice Regarding the Availability of Proxy Materials for the 2014

Annual Meeting of Shareholders to be held on May 5, 2014

The Notice of Annual Meeting of Shareholders, the Proxy Statement, the Supplement to Proxy

Statement, the Company’s 2013 Annual Report to Shareholders and the Company’s Annual Report

on Form 10-K for the year ended December 31, 2013 are available electronically at

http://www.iberiabank.com/Proxy2014

Whether or not you expect to attend the Annual Meeting, please vote by Internet or telephone, or complete the enclosed corrected proxy and return promptly in the postage-paid envelope provided. If you vote by Internet or telephone, use the instructions on the enclosed corrected proxy card. If you attend the Annual Meeting, you may vote either in person or by proxy. Any proxy previously executed may be revoked by you in writing or in person at any time prior to its exercise.

This Supplement is dated April 16, 2014.

PLEASE MARK VOTES x AS IN THIS EXAMPLE REVOCABLE PROXY IBERIABANK Corporation YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS Shareholders of record have three ways to vote: 1. By Telephone (using a Touch-Tone Phone); or 2. By Internet; or 3. By Mail. To Vote by Telephone: Call 1-855-574-1381 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., Eastern Time, May 5, 2014. To Vote by Internet: Go to https://www.rtcoproxy.com/ibkc prior to 3 a.m., Eastern Time, May 5, 2014. Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted. Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. FOLD HERE IF YOU ARE VOTING BY MAIL PLEASE DO NOT DETACH Mark here if you plan to attend the meeting. Mark here for address change. Important Notice Regarding the Availability of Proxy materials for the Annual Meeting of Shareholders to be held on May 5, 2014 is available electronically at http://www.iberiabank.com/proxy2014 IMPORTANT ANNUAL MEETING INFORMATION PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN BUT ONLY ONE HOLDER NEED SIGN. For Against Abstain 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014. 3. Approval of the IBERIABANK Corporation Amended and Restated 2010 Stock Incentive Plan. 4. To consider and approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers. 5. In their discretion, on other business as may properly come before the Annual Meeting. The Board of Directors recommends a vote “FOR” proposals 1, 2, 3 and 4 listed hereon. For Against Abstain With- For All For hold Except 1. Election of Directors Nominees for a three-year term expiring in 2017: (01) Harry V. Barton, Jr. (02) E. Stewart Shea III (03) David H. Welch INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below. For Against Abstain

yOUR VOTE IS IMPORTANT! Proxy Materials are available on-line at: http://www.iberiabank.com/proxy2014 you can vote in one of three ways: 1. Call toll free 1-855-574-1381 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at https://www.rtcoproxy.com/ibkc and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS REVOCABLE PROXy IBERIABANK Corporation ANNUAL MEETING OF SHAREHOLDERS May 5, 2014 4:00 p.m., Central Time THIS PROXy IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder(s) of IBERIABANK Corporation (the “Company”) as of March 19, 2014, hereby appoint(s) Elaine D. Abell and O. Miles Pollard, Jr., or either of them, with full powers of substitution, as attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held in the Cabildo Room at the InterContinental Hotel, 444 St. Charles Avenue, New Orleans, Louisiana, on Monday, May 5, 2014, at 4:00 p.m., Central Time, and at any adjournment thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE THE TIME IT IS VOTED AT THE ANNUAL MEETING. PLEASE PROVIDE yOUR INSTRUCTIONS TO VOTE By TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXy CARD PROMPTLy IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side) IBERIABANK Corporation — ANNUAL MEETING, MAy 5, 2014 3802

PLEASE MARK VOTES X AS IN THIS EXAMPLE RETIREMENT SAVINGS PLAN VOTE AUTHORIZATION FORM IBERIABANK Corporation YOUR VOTE IS IMPORTANT! PLAN VOTE AUTHORIZATION INSTRUCTIONS Plan participants have three ways to authorize the Trustee: 1. By Telephone (using a Touch-Tone Phone); or 2. By Internet; or 3. By Mail. By Telephone: Call 1-855-574-1381 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., Eastern Time, on April 28, 2014. By Internet: Go to https://www.rtcoproxy.com/ibkc prior to 3 a.m., Eastern Time, on April 28, 2014. Please note that the last authorization received from a Plan participant, whether by telephone, by Internet or by mail, will be counted. Date Sign above Co-holder (if any) sign above Please be sure to date and sign this vote authorization form in the box below. FOLD HERE IF YOU ARE VOTING BY MAIL PLEASE DO NOT DETACH Mark here if you plan to attend the meeting. Mark here for address change. Important Notice Regarding the Availability of Proxy materials for the Annual Meeting of Shareholders to be held on May 5, 2014 is available electronically at http://www.iberiabank.com/proxy2014 IMPORTANT ANNUAL MEETING INFORMATION PLEASE SIGN THIS VOTE AUTHORIZATION FORM EXACTLY AS YOUR NAME APPEARS ON THIS FORM. For Against Abstain 3. Approval of the IBERIABANK Corporation Amended and Restated 2010 Stock Incentive Plan. 4. To consider and approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers. 5. In their discretion, on other business as may properly come before the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Plan. At the present time, the Company knows of no other business to be brought before the Annual Meeting. The Trustee is hereby directed to vote my proportionate interest in the common stock of IBERIABANK Corporation in my Plan account as indicated above. If I do not return this form in a timely manner, shares representing my interest in said Plan will be voted in proportion to the manner in which other participants have voted their interests, subject to the determination that such a vote is for the exclusive benefit of Plan participants and beneficiaries. IF NO INSTRUCTION IS SPECIFIED OR THIS PLAN VOTE AUTHORIZATION FORM IS RETURNED SIGNED WITHOUT INSTRUCTIONS, THIS FORM WILL BE VOTED IN PROPORTION TO THE MANNER IN WHICH OTHER PARTICIPANTS HAVE VOTED THEIR INTERESTS, SUBJECT TO THE DETERMINATION THAT SUCH A VOTE IS FOR THE EXCLUSIVE BENEFIT OF PLAN PARTICIPANTS AND BENEFICIARIES. I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement, dated April 7, 2014. Your Confidential Plan Vote Authorization must be received by Registrar and Transfer Company no later than Monday, April 28, 2014. With- For All For hold Except 1. Election of Directors Nominees for a three-year term expiring in 2017: (01) Harry V. Barton, Jr. (02) E. Stewart Shea III (03) David H. Welch INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below. RETIREMENT SAVINGS PLAN 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014. For Against Abstain For Against Abstain

yOUR VOTE IS IMPORTANT! Proxy Materials are available on-line at: http://www.iberiabank.com/proxy2014 you can authorize the Plan Trustee to vote in one of three ways: 1. Call toll free 1-855-574-1381 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at https://www.rtcoproxy.com/ibkc and follow the instructions. or 3. Mark, sign and date your vote authorization form and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS RETIREMENT SAVINGS PLAN VOTE AUTHORIZATION FORM IBERIABANK Corporation ANNUAL MEETING OF SHAREHOLDERS May 5, 2014 4:00 p.m., Central Time Solicited on behalf of the Trustee of the IBERIABANK Corporation Retirement Savings Plan I hereby direct the Trustee to vote my shares as follows: RETIREMENT SAVINGS PLAN PLEASE PROVIDE yOUR INSTRUCTIONS TO VOTE By TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS VOTE AUTHORIZATION FORM PROMPTLy IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side) IBERIABANK Corporation — ANNUAL MEETING, MAy 5, 2014 7428